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                                                                    EXHIBIT 10.8




                               THIRD AMENDMENT TO
                         CONTRACT OF PURCHASE AND SALE


                 THIS THIRD AMENDMENT TO CONTRACT OF PURCHASE AND SALE (this "Second Amendment") is by and between OCEAN SPRINGS HOTEL COMPANY, a Mississippi corporation ("Seller"), and HOST FUNDING, INC., a Maryland corporation ("Purchaser"), and is dated effective as of September 5, 1996.

                                R E C I T A L S

                 A. Seller and Purchaser have previously entered into that certain Contract of Purchase and Sale dated effective as of May 24, 1996 (the "Contract"), relating to the purchase and sale of improved real property located in Ocean Springs, Mississippi and more particularly described therein.

                 B. Seller and Purchaser have also previously amended the Contract pursuant to that certain Amendment to Contract of Purchase and Sale (the "First Amendment"), dated effective as of July 3, 1996, and that certain Second Amendment to Contract of Purchase and Sale dated effective as of August 14, 1996 (the "Second Amendment").

                 C. Seller and Purchaser desire to again amend the Contract in certain respects as provided herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree as follows:

         1. Notwithstanding anything contained in Section 3.1 of the Contract (as previously amended by the Second Amendment) to the contrary, the provisions added thereto pursuant to the Second amendment are further amended in part as follows:

         Purchaser acknowledges and agrees that Seller shall not be obligated to return to Purchaser the $10,000.00 portion of the Earnest Money previously delivered to Seller by the Title Company unless the closing does not occur due to failure on the part of Seller to perform any of its obligations hereunder.

         2. Section 10.1 of the Contract, as previously amended, is amended in its entirety to read as follows:

         The consummation of the purchase and sale of the Property in accordance with this Contract ("Closing") hereunder shall be held no later than September 13, 1996 (the "Closing Date"), at the Dallas offices of Purchaser, 14800 Quorum Drive, Suite 510, Dallas, Texas 75240, or on such other date, or at such other place, as the parties may mutually agree.

         3. Sections 10.4(b) and (c) of the Contract, as previously amended, are hereby amended in their entirety to read as follows:
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         (b)     Purchaser and Seller agree to use their reasonable best
efforts to prorate at Closing effective as of the Closing Date all other income and ordinary operating expenses for or pertaining to the Property, including, but not limited to, public utility charges, maintenance, service charges, and all other normal operating charges of the Property.

         (c) Purchaser and Seller agree to reconcile within thirty (30) days after the Closing Date the adjustments and prorations set forth in Sections 10.4(a) and (b). In the event any adjustments or prorations are found to be erroneous or in need of further adjustment, in the reasonable discretion of both parties, then either party hereto who is entitled to additional monies shall invoice the other party for such additional amounts as may be owing, and such amount shall be paid within ten (10) days from receipt of the invoice.

         4. Except as expressly amended herein, and in the First Amendment and Second Amendment, the Contract remains unchanged, and the valid and binding obligation of Seller and Purchaser. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Contract. This Third Amendment shall be effective upon execution by facsimile transmission by both parties.


                                           SELLER:

                                           OCEAN SPRINGS HOTEL COMPANY,
                                           a Mississippi corporation


                                           By: /s/ CHARLES BLAND
                                               ------------------------------
                                                   Charles Bland, President

                                           PURCHASER:

                                           HOST FUNDING, INC.,
                                           a Maryland corporation


                                           By: /s/ MICHAEL MCNULTY
                                               ------------------------------
                                                   Michael McNulty, President


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